                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)          April 15, 1999
                                                 -----------------------------


The Money Store Home Improvement Loan Backed Certificates, Series 1998_I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Home Improvement Loan Backed Certificates, Series 1998-I

                               TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                        The Money Store/ D.C. Inc.
                        --------------------------
            (Exact name of registrant as specified in its charter)


           New Jersey                                        Applied For
           ----------                                        -----------

           State or other        (Commission                (IRS Employer
           jurisdiction of       File Number)               ID Number)
           incorporation)        333-20817


2840 Morris Avenue, Union, New Jersey  07083
------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                (908) 686-2000
                                                    --------------
                                      n/a
     ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5         Other Events
               ------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the April 15, 1999 Remittance Date.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.





                                        THE MONEY STORE INC.


                                        By: /s/ Arthur Lyon
                                        -------------------------
                                               Arthur Lyon
                                            Sr. Vice President




            Dated:        04/30/99

                             SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE HOME IMPROVEMENT TRUST 1998-I FOR THE APRIL 12, 1999 DETERMINATION DATE.



1.  AGGREGATE AMOUNT RECEIVED                                     $5,156,081.74


    LESS: SERVICE FEE                                                 38,910.05
          CONTINGENCY FEE                                             38,910.05
          OTHER SERVICER FEES (Late Charges / Escrow)                 34,527.44
          UNREIMBURSED MONTHLY ADVANCES                              109,261.48
                                                              ------------------

                                                                     221,609.02
    PLUS: MONTHLY ADVANCE - INCLUDING
          COMPENSATING INTEREST                                            0.00
          PRE-FUNDING ACCOUNT TRANSFER                                     0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                            0.00
                                                              ------------------

                                                                           0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                0.00

                                                              -----------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                              4,934,472.72
                                                              =================


2.  (A) CLASS AH PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                     133,390,286.56

    (B) CLASS MH-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      16,750,000.00

    (C) CLASS MH-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      15,250,000.00

    (D) CLASS BH PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      12,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
     CLASS AH                                                      4,089,438.19
     CLASS MH-1                                                            0.00
     CLASS MH-2                                                            0.00
     CLASS BH                                                              0.00

    TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                           4,089,438.19

4.   THE AMOUNT ON DEPOSIT IN THE SPREAD ACCOUNT AND
     THE SUPPLEMENTAL ACCOUNT
     (A) BEFORE ALL DISTRIBUTIONS ARE MADE                                                                        0.00
     (B) AFTER ALL DISTRIBUTIONS ARE MADE                                                                         0.00

5.   (A) POOL SUBORDINATED AMOUNT                                                                         5,334,806.74

     (B) POOL SPECIFIED SUBORDINATED AMOUNT                                                              10,300,000.00

     (C) POOL AVAILABLE MAXIMUM SUBORDINATED AMOUNT                                                      10,365,776.00

6.   PRINCIPAL PREPAYMENT RECEIVED DURING
     THE DUE PERIOD
     AMOUNT                                                                                               2,529,247.04
     # OF LOANS                                                                                                    161

7.   AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD                                                                                          72,758.78

8.   AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD                                                                                         472,287.61

9.   AMOUNT OF INTEREST RECEIVED                                                                          2,031,899.23

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                               0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                                                       252.25

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                                                       1,490,198.46

13.  CLASS AH REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                      598,297.12
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                   4,089,438.19

     TOTAL CLASS AH REMITTANCE AMOUNT                                                                     4,687,735.31

     CLASS MH-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                       79,167.60
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                           0.00

     TOTAL CLASS MH-1 REMITTANCE AMOUNT                                                                      79,167.60


      CLASS MH-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                              74,704.35
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                  0.00

         TOTAL CLASS MH-2 REMITTANCE AMOUNT                                                           74,704.35

      CLASS BH REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                              74,534.82
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                  0.00

         TOTAL CLASS BH REMITTANCE AMOUNT                                                             74,534.82

      AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                             826,703.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT                          4,089,438.19

         TOTAL REMITTANCE AMOUNT                                                                   4,916,142.07

      CLASS AH INTEREST CARRYFORWARD AMOUNT                                                                0.00
      CLASS MH-I INTEREST CARRYFORWARD AMOUNT                                                              0.00
      CLASS MH-2 INTEREST CARRYFORWARD AMOUNT                                                              0.00
      CLASS BH INTEREST CARRYFORWARD AMOUNT                                                                0.00

14.   (A) THE REIMBURSABLE AMOUNTS                                                                         0.00
      (B) CLASS X REMITTANCE AMOUNT PAYABLE
          PURSUANT TO SECTION 6.08(d)(z)(xix)                                                              0.00

15.   (A) CLASS AH PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                     129,300,848.37

      (B) CLASS MH-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                      16,750,000.00

      (C) CLASS MH-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                      15,250,000.00

      (D) CLASS BH PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                      12,750,000.00

      (E) TOTAL POOL PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                     174,050,848.37


16. (A) MONTHLY EXCESS SPREAD PERCENTAGE                                                                  100.00%

    (B) EXCESS SPREAD                                                                                1,092,964.86

    (C) REMAINDER EXCESS SPREAD AMOUNT                                                                       0.00

17. CUMULATIVE REALIZED LOSSES                                                                       2,390,195.89

18. (A) WEIGHTED AVERAGE MATURITY                                                                         225.264

    (B) WEIGHTED AVERAGE INTEREST RATE                                                                    13.052%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                        38,910.05

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                      38,910.05

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                                    2,969.00

    (D) FHA PREMIUM ACCOUNT                                                                             15,361.64

    (E) TRUST ADMINISTRATOR FEE                                                                          2,222.73

    (F) FHA CUSTODIAN FEE                                                                                   76.65

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

         (A) SECTION 5.04 (b)                                                                                0.00
         (B) SECTION 5.04 (c)                                                                                0.00
         (C) SECTION 5.04 (d)(ii)                                                                            0.00
         (D) SECTION 5.04 (e)                                                                                0.00
         (E) SECTION 5.04 (f)(i)                                                                        77,820.10

21. CLASS AH POOL FACTOR (I-5):
    CURRENT CLASS AH PRINCIPAL BALANCE                          129,300,848.37                         0.83285571
    ORIGINAL CLASS AH PRINCIPAL BALANCE                         155,250,000.00

    CLASS MH-1 POOL FACTOR (I-5):
    CURRENT CLASS MH-1 PRINCIPAL BALANCE                         16,750,000.00                         1.00000000
    ORIGINAL CLASS MH-1 PRINCIPAL BALANCE                        16,750,000.00

    CLASS MH-2 POOL FACTOR (I-5):
    CURRENT CLASS MH-2 PRINCIPAL BALANCE                         15,250,000.00                         1.00000000
    ORIGINAL CLASS MH-2 PRINCIPAL BALANCE                        15,250,000.00

    CLASS BH POOL FACTOR (I-5):
    CURRENT CLASS BH PRINCIPAL BALANCE                           12,750,000.00                         1.00000000
    ORIGINAL CLASS BH PRINCIPAL BALANCE                          12,750,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                              174,050,848.37                         0.87025424
    ORIGINAL POOL PRINCIPAL BALANCE                             200,000,000.00


22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                     13.052%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                       14.602%

     (C) WEIGHTED AVERAGE CLASS AH, CLASS MH-1
         CLASS MH-2 AND CLASS BH
         ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                     5.41349%

                                                                                    -----------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                        02/28/99            03/31/99
                                                                                    -----------------------------------------
                                                                                             13.050%             13.052%

23.      CLASS AH REMITTANCE RATE                                                                   5.20875%
         CLASS MH-1 REMITTANCE RATE                                                                 5.48875%
         CLASS MH-2 REMITTANCE RATE                                                                 5.68875%
         CLASS BH REMITTANCE RATE                                                                   6.78875%

         IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
         LIBOR PLUS MARGIN FOR CLASS AH
                          CLASS MH-1
                          CLASS MH-2
                          CLASS BH

24.      LIBOR RATE                                                                                 4.93875%

25.      NET FUNDS CAP

26.  (A) IF THE REMITTANCE RATE IS BASED ON NET FUNDS CAP
         AMOUNT OF SUPPLEMENTAL PAYMENT FOR CLASS AH                                                    0.00
                                       CLASS MH-1                                                       0.00
                                       CLASS MH-2                                                       0.00
                                       CLASS BH                                                         0.00

     (B) CLASS AH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
         CLASS MH-1 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
         CLASS MH-2 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
         CLASS BH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER


27.  (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
         INTEREST CARRYOVER FOR CLASS AH                                                                0.00
                          CLASS MH-1                                                                    0.00
                          CLASS MH-2                                                                    0.00
                          CLASS BH                                                                      0.00

     AGGREGATE DISTRIBUTION ALLOCABLE TO LIBOR INTEREST CARRYOVER AMOUNT                                0.00

     (B) CLASS AH LIBOR INTEREST CARRYOVER BALANCE                                                      0.00
         CLASS MH-1 LIBOR INTEREST CARRYOVER BALANCE                                                    0.00
         CLASS MH-2 LIBOR INTEREST CARRYOVER BALANCE                                                    0.00
         CLASS BH LIBOR INTEREST CARRYOVER BALANCE                                                      0.00

         AGGREGATE LIBOR INTEREST CARRYOVER BALANCE                                                     0.00


28. IS TRIGGER EVENT IN EFFECT                                                        NO

29.     CLASS A PERCENTAGE                                                                   100.00%
        CLASS MH-1 PERCENTAGE                                                                  0.00%
        CLASS MH-2 PERCENTAGE                                                                  0.00%
        CLASS BH PERCENTAGE                                                                    0.00%

30. (A) POOL AGGREGATE APPLIED REALIZED LOSS AMOUNT
        CLASS AH APPLIED REALIZED LOSS AMOUNT                                                  0.00
        CLASS MH-1 APPLIED REALIZED LOSS AMOUNT                                                0.00
        CLASS MH-2 APPLIED REALIZED LOSS AMOUNT                                                0.00
        CLASS BH APPLIED REALIZED LOSS AMOUNT                                                  0.00

    (B) POOL AGGREGATE REALIZED LOSS AMOUNT
        CLASS AH REALIZED LOSS AMOUNT                                                          0.00
        CLASS MH-1 REALIZED LOSS AMOUNT                                                        0.00
        CLASS MH-2 REALIZED LOSS AMOUNT                                                        0.00
        CLASS BH REALIZED LOSS AMOUNT                                                          0.00

    (C) POOL AGGREGATE UNPAID REALIZED LOSS AMOUNT
        CLASS AH UNPAID REALIZED LOSS AMOUNT                                                   0.00
        CLASS MH-1 UNPAID REALIZED LOSS AMOUNT                                                 0.00
        CLASS MH-2 UNPAID REALIZED LOSS AMOUNT                                                 0.00
        CLASS BH UNPAID REALIZED LOSS AMOUNT                                                   0.00

31. ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                                                  0.00

32. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                15,361.64
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PUSUANT TO 6.06(b)(i)                     4,362.63

33. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
    RECEIVED DURING THE DUE PERIOD                                                             0.00

34. THE RESERVE AMOUNT FOR THE DUE PERIOD                                             20,000,000.00

35. CLAIMS FILED DURING THE DUE PERIOD                                                         0.00

36. CLAIMS PAID DURING THE PERIOD                                                              0.00

37. CLAIMS DENIED BY FHA DURING THE DUE PERIOD                                                 0.00

38. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                        0.00

39. NUMBER OF ALL DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE DUE PERIOD
    PRINCIPAL BALANCE OF ALL DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE DUE
    PERIOD CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                     0.00


                                   EXHIBIT O
                  REMIC DELINQUENCIES AS OF - MARCH 31, 1999


HOME          OUTSTANDING           #
IMPROVEMENT   DOLLARS               ACCOUNTS      RANGES                AMOUNT                 NO                PCT
1998-I           $179,385,655.11     9,249        1 TO 29 DAYS       21,051,585.65              1,086             11.74%
                                                  30 TO 59 DAYS       3,549,733.94                182              1.98%
                                                  60 TO 89 DAYS       1,940,099.89                 90              1.08%
                                                  90 AND OVER         2,342,137.43                118              1.31%

                                                  FORECLOSURE            99,482.41                  4              0.06%
                                                  REO PROPERTY                0.00                  0              0.00%



                                                  TOTALS            $28,983,039.32              1,480             16.16%
                                                             ============================================================


HOME IMPROVEMENT TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.



SUBCLAUSE          CLASS AH      CLASS MH-1     CLASS MH-2        CLASS BH
--------------------------------------------------------------------------------

(ii)                    859.20        1,000.00       1,000.00        1,000.00

(vi)                     16.29            0.00           0.00            0.00

(vii)                     0.47            0.00           0.00            0.00

(viii)                    3.04            0.00           0.00            0.00


(xiii)    (a)             3.85            4.73           4.90            5.85
          (b)            26.34            0.00           0.00            0.00
          (c)             0.00            0.00           0.00            0.00
          (d)             0.00            0.00           0.00            0.00


(xv)                    832.86        1,000.00       1,000.00         1,000.0

(xxxv)                    0.00            0.00           0.00            0.00